OICCO ACQUISITION IV, INC. POS AM

Exhibit 10.(d)

INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

The undersigned, Alexander C. Chong and William P. Bartkowski (“Developers”), in consideration of and as a condition their engagement as consultants and service providers to Chong Corporation (the “Company”), hereby agree with the Company as follows:

1. For purposes of this agreement, “Intellectual Property Rights” means any and all (i) copyrights and other rights associated with works of authorship throughout the world, including neighboring rights, moral rights, and mask works, (ii) trade secrets and other confidential information, (iii) patents, patent disclosures and all rights in inventions (whether patentable or not), (iv) trademarks, trade names, Internet domain names, and registrations and applications for the registration thereof together with all of the goodwill associated therewith, (v) all other intellectual and industrial property rights of every kind and nature throughout the world and however designated, whether arising by operation of law, contract, license, or otherwise, and (vi) all registrations, applications, renewals, extensions, continuations, divisions, or reissues thereof now or hereafter in effect.

2. Developers agree to assign and transfer and hereby do assign and transfer to the Company, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, all right, title, and interest, including any and all Intellectual Property Rights pertaining thereto, in any and all works created, made, conceived, invented, developed, discovered or reduced to practice by the Developers in the performance of their duties on behalf of the Company or that relate to the business of the Company or any of the products or services being developed, manufactured, marketed, sold or otherwise provided by the Company or which may be used in relation therewith, or that result from tasks assigned to Developers by the Company or results from the use of premises, equipment, supplies, facilities or confidential information owned, leased or contracted for by the Company, as well as all drafts, notes, concepts, ideas, suggestions and approaches, modifications, improvements and derivative works related thereto or contained therein, and each element and part thereof (collectively, the “Developments”), and in and to all works based upon, derived from, or incorporating such Developments, and in and to all income, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, and in and to all causes of action, either in law or in equity for past, present, or future infringement. Developers hereby acknowledge that Developers’ work and services hereunder and all results and proceeds thereof, including, without limitation, the Developments, are works done under the Company’s direction and control and have been specially ordered or commissioned by the Company. To the extent the Developments are copyrightable subject matter, they shall constitute “works made for hire” for the Company within the meaning of the Copyright Act of 1976, as amended, and shall be the exclusive property of the Company, and should any Developments be held by a court of competent jurisdiction to not be a “work made for hire,” Developers shall and do hereby assign the copyright therein to the Company. Developers hereby further represent and acknowledge that any and all such Developments made, conceived, discovered or reduced to practice during Developers’ engagement by the Company prior to the date hereof, whether or not Developers are the named author or inventor, are owned solely by the Company, and that Developers have no right, title or interest therein, agrees that upon the request of the Company, and without any further compensation, will take such action and execute such documents as the Company may request to evidence and perfect the Company’s ownership of such Developments.

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3. Developers shall promptly disclose to the Company each Development and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto to the Company. Following the disclosure of each Development to the Company, Developers will, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection. In the event the Company is unable, after reasonable effort, to secure Developers signatures on any letters patent, copyright or other analogous protection relating to an Development, whether because of Developers physical or mental incapacity or for any other reason whatsoever, Developers hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as Developers’ agent and attorney-in-fact (which designation and appointment shall be (i) deemed coupled with an interest and (ii) irrevocable, and shall survive the Developers’ death or incapacity), to act for and in Developers’ behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by Developers.

4. In the event that, notwithstanding the assignment of all Developments as set forth in Section 2 above, Developers are deemed to own or have any Intellectual Property Rights that are used, embodied, or reflected in the Developments, Developers hereby grans to the Company, its successors and assigns, the irrevocable, perpetual, non-exclusive, worldwide, royalty-free right and license to use, execute, reproduce, display, and perform the Developments, to prepare derivative or collective works based upon or containing the Developments, to distribute, assign, transfer, re-license and sublicense for any purpose the Developments (including any derivative or collective works prepared pursuant to such authorization), and to authorize others to do any or all of the foregoing.

5. Developers warrant and represent that (i) Developers have the legal right and authority to enter into this Agreement and perform its obligations under this Agreement; (ii) the performance of Developers’ obligations and any Developments provided hereunder will not violate any applicable laws or regulations or cause a breach of any agreements with any third parties; (iii) Developers will perform the services required by this Agreement and any statement of work in a professional and workmanlike manner in accordance with the generally accepted professional standards in effect at the time of such performance; (iv) Developer are the owner of or otherwise has the unrestricted right to use, assign, sublicense the Developments; and (v) that the use, assignment and sublicensing of the Developments and any other materials or services provided to the Company as contemplated hereby will not violate or infringe upon any rights of any nature whatsoever of any other party.

6. Developers understand that this Agreement does not create an employment agreement with the Company or other obligation on the part of the Company to retain Developers’ services as employees, contractors, consultants or service providers.

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7. Developers further represent that their performance of all the terms of this Agreement, and their performance as consultants or service providers of the Company, does not and will not breach any agreement to keep in confidence proprietary information acquired by Developer in confidence or in trust prior to Developers’ engagement by the Company. Developers have not entered into, and will not enter into, any agreement either written or oral in conflict herewith.

8. Developer further represent that their performance of all the terms of this Agreement, and their performance as consultants and service providers of the Company, does not and will not breach any agreement to keep in confidence proprietary information acquired by Developers in confidence or in trust prior to Developers’ engagement by the Company. Developers have not entered into, and will not enter into, any agreement either written or oral in conflict herewith.

9. Developers’ obligations under this Agreement shall survive the termination or cessation of their engagement with the Company regardless of the manner of such termination or cessation and shall be binding upon his/her/its heirs, executors, administrators, successors and assigns.

10. This Agreement is governed by and will be construed as a sealed instrument under and in accordance with the laws of the Commonwealth pf Massachusetts (without reference to the conflicts of laws or provisions thereof). Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the State of Minnesota (or, if appropriate, a federal court located within the State of Minnesota), and the Company and Developers each consent to the jurisdiction of such a court. The Company and Developers each hereby irrevocably waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the 1st day of August, 2010.

DEVELOPERS:
// Alexander C. Chong //
Signed
Alexander C. Chong
(Printed)

// William P. Bartkowski //
Signed
William P. Bartkowski
(Printed)

Agreed & Acknowledged:

THE COMPANY:
	By:	// Daniel Markes //
Chong Corporation

Daniel Markes (Printed)
Secretary and Vice President of the Company (Title)

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